UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May11, 2017

PACIFIC VENTURES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54584	75-2100622
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

117 West 9th Street, Suite 316, Los Angeles, California	90015
(Address of principal executive offices)	(Zip Code)

(310) 392-5606
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Pacific Ventures Group Inc. (OTC: PACV), today made some changes to its management team as follows: Bob Smith was removed from the Chief Executive Officer (CEO) position and the Board of Directors; Shannon Masjedi was made the Chief Executive Officer (CEO) and President; Frank Igwealor was made the Chief Financial Officer (CFO); Eddie Masjedi was made the Executive Manager in charge of business development; and Marc Shenkman was elected the Board Chairman. Mr. Igwealor will serve on the Finance Committee of the Board of Directors. There are no arrangements or understandings between Mr. Igwealor and any other persons pursuant to which Mr. Igwealor was selected as a CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2017	PACIFIC VENTURES GROUP, INC.
By: /s/ Shannon Masjedi
Shannon Masjedi
President and CEO